UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

STERIS Limited

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rutherford House Stephensons Way, Chaddesden

Derby, England, DE21 6LY

United Kingdom

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 1332 387100

STERIS plc

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On March 28, 2019, STERIS plc, a public limited company organized under the laws of England and Wales (“STERIS UK”), completed its previously announced redomiciliation pursuant to which STERIS plc, a public limited company organized under the laws of Ireland (“STERIS Ireland”), became the ultimate holding company of STERIS UK (the “Redomiciliation”). The Redomiciliation was completed pursuant to a court-approved scheme of arrangement under English law (the “Scheme”).

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 5.02 under the heading “Plans” of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 28, 2019, pursuant to the Scheme, dated as of January 31, 2019, STERIS Ireland became the owner of the entire issued ordinary share capital of STERIS UK. Under the Scheme, each ordinary share, par value £0.10 per share, of STERIS UK (the “STERIS UK Shares”) was cancelled (we refer to the cancelled STERIS UK Shares as “Scheme Shares”) and such number of new STERIS UK Shares (which we refer to as “New STERIS UK Shares”) as was equal to the number of Scheme Shares so cancelled was issued to STERIS Ireland. The cancellation of the Scheme Shares and the subsequent issue of the New STERIS UK Shares to STERIS Ireland resulted in STERIS Ireland becoming the owner of the entire issued ordinary share capital of STERIS UK. Pursuant to the Scheme, the shareholders of Scheme Shares will receive one ordinary share, par value $75 per share, of STERIS Ireland (the “STERIS Ireland Shares”) for each Scheme Share they held. Following the redemption of STERIS UK’s redeemable preference shares on March 28, 2019, STERIS UK became a wholly owned subsidiary of STERIS Ireland.

The issuance of the STERIS Ireland Shares pursuant to the Scheme was registered under the Securities Act of 1933 (the “Securities Act”), pursuant to STERIS Ireland’s registration statement on Form S-4 (Registration No. 333-228188) (the “Initial Registration Statement”) and STERIS Ireland’s registration statement on Form S-4 (Registration No. 333-230526) filed pursuant to Rule 462(b) under the Securities Act (the “462(b) Registration Statement” and, together with the Initial Registration Statement, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”). The Initial Registration Statement became effective on January 31, 2019 and the 462(b) Registration Statement became effective on March 27, 2019. The definitive proxy statement/prospectus, dated January 31, 2019, of STERIS UK and STERIS Ireland that forms part of that Registration Statement (the “Proxy Statement/Prospectus”) contains additional information about the Redomiciliation and Scheme, including a description of the treatment of STERIS UK equity awards and information concerning the interests of directors, executive officers and affiliates of STERIS UK.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), STERIS Ireland is the successor issuer to STERIS UK, the STERIS Ireland Shares are deemed to be registered under Section 12(b) of the Exchange Act, and STERIS Ireland is subject to the information requirements of the Exchange Act and the rules and regulations promulgated thereunder. The STERIS Ireland Shares have been approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “STE.”

The foregoing description of the Redomiciliation and the Scheme does not purport to be complete and is qualified in its entirety by reference to the section entitled “Explanatory Statement” contained in the Proxy Statement/Prospectus, which is incorporated herein by reference.

The disclosures under the Introductory Note and Item 3.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the consummation of the Scheme, the STERIS UK Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “STE.” As a result of the consummation of the Scheme, each Scheme Share was cancelled and such number of New STERIS UK Shares as was equal to the number of Scheme Shares so cancelled was issued to STERIS Ireland. The NYSE is expected to file a Form 25 to withdraw the STERIS UK Shares from listing and terminate the registration of the STERIS UK Shares under Section 12(b) of the Exchange Act. Prior to the open of trading on the NYSE on March 28, 2019, trading in the STERIS UK Shares was suspended by the NYSE, and at the open of trading STERIS Ireland Shares commenced trading. STERIS UK currently intends to file a Form 15 with the SEC to terminate the registration of the STERIS UK Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act as soon as practicable.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02.	Unregistered Sale of Equity Securities

Pursuant to the Scheme, STERIS UK issued approximately 84,513,819 New STERIS UK Shares to STERIS Ireland. The New STERIS UK Shares were issued in reliance upon an exemption from registration under U.S. federal securities laws provided by Section 4(a)(2) of the Securities Act, or another available exemption or exception from registration under the Securities Act.

Item 3.03.	Material Modification to the Rights of Security Holders.

Pursuant to the Scheme, each Scheme Share was cancelled and the shareholders of Scheme Shares received one STERIS Ireland Share for each Scheme Share they held. The rights of holders of STERIS Ireland Shares are governed by the memorandum and articles of association of STERIS Ireland (the “STERIS Ireland Articles”). The STERIS Ireland Articles are filed as Exhibit 3.1 to that Current Report on Form 8-K of STERIS Ireland filed on March 28, 2019 and the description of STERIS Ireland Shares in the sections entitled “Description of STERIS Ireland Shares” and “Comparison of the Rights of STERIS Shareholders and STERIS Ireland Shareholders” contained in the Proxy Statement/Prospectus are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

With effect from the consummation of the Scheme, on March 28, 2019 each of the directors of STERIS UK immediately prior to the completion of the Scheme voluntarily resigned from the board of directors of STERIS UK.

With effect from the consummation of the Scheme, on March 28, 2019 Michael J. Tokich and J. Adam Zangerle became the sole directors of STERIS UK.

Plans

In connection with the Redomiciliation, the STERIS UK 2006 Long-Term Equity Incentive Plan (the “Equity Plan”) and the STERIS UK Management Incentive Compensation Plan (the “MICP” and, together with the Equity Plan, the “Plans”) were amended and restated in their entirety and assumed by STERIS Ireland. The amendments made in connection with the Redomiciliation were mainly clarifying provisions relating to STERIS Ireland’s assumption of the Plans.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the completion of the Scheme, STERIS UK, through a series of amendments, adopted new articles of association to reflect STERIS UK’s status as a wholly-owned indirect subsidiary of STERIS Ireland and the change of its name to STERIS Limited. A copy of the new articles of association of STERIS UK is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1*	Articles of Association

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS Limited

Dated: March 28, 2019	By	/s/ J. Adam Zangerle
	Name:	J. Adam Zangerle
	Title:	Senior Vice President, General Counsel and Secretary